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                                                                    Exhibit 10.1

                            1998 STOCK OPTION PLAN

                                      OF

                        HERITAGE FINANCIAL CORPORATION

     1. Purpose of the Plan. The purpose of this Plan is to provide additional incentives to Employees and Directors of Heritage Financial Corporation, Heritage Savings Bank and future Subsidiaries, if any, thereby helping to attract and retain the best available personnel for positions of responsibility with said corporations and otherwise promoting the success of the business activities of said corporations. It is intended that Options issued pursuant to this Plan shall constitute either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code or nonqualified stock options.

     2.  Definitions.  As used herein, the following definitions shall apply:

         a.  "Board" shall mean the Board of Directors of the Employer.

         b. "Bank" shall mean Heritage Savings Bank, a Washington stock savings bank.

         c. "Change in Control" shall mean an event deemed to occur if and when:

             (1) an offeror other than the Employer purchases shares of the Common Stock of the Employer or the Bank pursuant to a tender or exchange offer for such shares;

             (2) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Employer or the Bank representing twenty (20%) percent or more of the combined voting power of the Employer's or the Bank's then outstanding securities;

             (3) the membership of the Board of Directors of the Employer or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period; or

             (4) shareholders of the Employer or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Employer's or the Bank's assets or a plan of partial or complete liquidation. If any of such events (1) - (4) occur, the Board shall determine the effective date of the Change in Control resulting therefrom.

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          d.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          e. "Common Stock" shall mean the Employer's no par value common stock.

          f. "Committee" shall mean the Board or the Committee appointed by the Board in accordance with subsection 4.a. of the Plan.

          g. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other approved leave of absence, except as provided under applicable Incentive Stock Option Rules.

          h. "Director" shall mean any person who has been elected or appointed as a member of the Board of Directors of the Employer and who occupied that position at the date an Option was granted to such person.

          i. "Employee" shall mean any person employed by the Employer or any Parent or Subsidiary of the Employer which now exists or is hereafter organized or is acquired by the Employer.

          j. "Employer" shall mean Heritage Financial Corporation, a Washington corporation.

          k.  "Exchange Act" shall mean the Securities Exchange Act of 1934.

          l.  "Incentive Stock Option" shall mean an Option intended to satisfy
     Section 422 of the Code.

          m. "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

          n. "Option" shall mean a stock option granted in writing pursuant to the Plan. Options shall include both Incentive Stock Options and Nonqualified Stock Options, as the context requires.

          o.  "Optioned Stock" shall mean the Common Stock subject to an Option.

          p. "Optionee" shall mean an Employee or Director who receives an Option.

          q. "Parent" shall mean any corporation having a relationship with the Employer as described in Section 424(e) of the Code.

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          r.  "Plan" shall mean this Stock Option Plan.

          s. "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule in effect from time to time.

          t.  "SEC" shall mean the Securities and Exchange Commission.

          u. "Shareholder-Employee" shall mean an Employee who owns, at the time an Incentive Stock Option is granted, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Employer or of any Parent or Subsidiary. For this purpose, the attribution of stock ownership rules provided in Section 424(d) of the Code shall apply.

          v. "Subsidiary" shall mean any corporation having a relationship with the Employer as described in Section 424(f) of the Code.

     3.  Stock Subject to Options.

         a. Number of Shares Reserved. The maximum number of shares available pursuant to the Plan is ___________ shares of the Common Stock of the Employer (subject to adjustment as provided in subsection 6.i. of the Plan). During the term of this Plan, the Employer will at all times reserve and keep available a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan.

         b. Expired, Forfeited, Terminated or Canceled Options. If any outstanding Option expires, is forfeited, canceled, terminated, otherwise becomes unexercisable for any reason without having been exercised in full, or is exercised through the delivery of Common Stock, the shares of Common Stock allocable to the unexercised portion of such Option shall again become available for other Options, to the extent permissible under Rule 16b-3.

     4.  Administration of the Plan.

         a. The Committee. The Plan shall be administered by the Board directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least three Board members. All references in the Plan to the "Committee" shall refer to such separate Committee, if any is established, or if none is then in existence, shall refer to the Board as a whole. Once appointed, any such Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused. In appointing members to such Committee, the Board shall consider whether to

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     appoint individuals qualifying as (1) "outside directors," as such term is used in Section 162(m) of the Code, and (2) "non-employee directors" as such term is used in Rule 16b-3.

          The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as the chairman or a majority of the Committee may determine.

          At least annually, the Committee shall present a written report to the Board indicating the persons to whom Options have been granted since the date of the last such report, and in each case the date or dates of Options granted, the number of shares optioned, and the Option price per share.

          At all times, the Board shall have the power to remove all members of the Committee and thereafter to directly administer the Plan as a Committee of the whole.

          b. Powers of the Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have the authority and discretion to:

               (1) determine the persons to whom Options are to be granted, the type of Options granted, the times of grant, and the number of shares to be represented by each Option;

               (2) determine the Option price for the shares of Common Stock to be issued pursuant to each Option, subject to the provisions of subsection 6.b. of the Plan, and the date and other conditions upon which each option becomes exercisable (including provisions related to vesting);

               (3) determine all other terms and conditions of each Option granted under the Plan, which need not be identical;

               (4) determine whether, and to what extent, and under what circumstances, Options may be settled or exercised in cash, Common Stock, other securities, other Options or other property, or canceled, forfeited or suspended;

               (5) modify or amend the terms of any Option previously granted, or to grant substitute Options, subject to the provisions of subsections 6.i. and 6.m of the Plan;

               (6)  interpret the Plan;

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               (7) authorize any person or persons to execute and deliver Option agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options; and

               (8) make all other determinations and take all other actions which the Committee deems necessary or appropriate, including the adoption of rules and procedures regarding the Plan, to administer the Plan in accordance with its terms and conditions.

          All actions of the Committee shall be either by (i) a majority vote of the members of the full Committee at a meeting of the Committee, or (ii) by unanimous written consent of all members of the full Committee without a meeting thereof, or in such other manner as is authorized by Rule 16b-3.

          All decisions, determinations and interpretations of the Committee shall be final and binding upon all persons, including all Optionees and any other holders or persons interested in any Options, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

     5. Eligibility. Options may be granted only to Employees and Directors who the Committee, in its discretion, from time to time selects; provided that Directors who are not also Employees may not be granted Incentive Stock Options.

     Granting of Options pursuant to the Plan shall be entirely discretionary with the Committee, without any obligation to provide uniform treatment to Employees or Directors. The adoption of this Plan shall not confer upon any person any right to receive any Option or Options pursuant to the Plan unless and until said Options are granted by the Committee, in its sole discretion. Neither the adoption of the Plan nor the granting of any Options pursuant to the Plan shall confer upon any Employee any right with respect to continuation of employment, nor shall the same interfere in any way with the Employee's right or with the right of the Employer or any Subsidiary to terminate the employment relationship at any time.

     6. Terms and Conditions of Options. All Options granted pursuant to the Plan must be authorized by the Committee, and must be documented in written agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to all of the following terms and conditions, unless waived or modified by the Committee:

         a. Number of Shares; Annual Limitation. Each Option agreement shall state whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and the number of shares subject to Option. Any number of Options may be granted to a single Optionee at any time and from time to time,

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     except that in the case of Incentive Stock Options, the aggregate fair market value (determined as of the time each Option is granted) of all shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by an Employee in any one calendar year (under all incentive stock option plans of the Employer, its Parent and all of its Subsidiaries taken together) shall not exceed $100,000.

          b. Option Price and Consideration. The Option price for the shares of Common Stock to be issued pursuant to the Option shall be such price as is determined by the Committee, but shall in no event be less than the fair market value of the Common Stock on the date of grant of the Option. Further, in the case of an Incentive Stock Option granted to an Employee who, immediately before the grant of such Incentive Stock Option, is a Shareholder-Employee, the Incentive Stock Option price shall be at least 110% of the fair market value of the Common Stock on the date of grant of the Incentive Stock Option. The fair market value shall be determined by the Committee in its discretion; provided, however, that in the event that
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     there is a public market for the Common Stock, the fair market value shall be the mean of the bid and asked prices of the Common Stock as of the date of grant as reported on the National Association of Securities Dealers Automatic Quotation System (NASDAQ), or, in the event the Common Stock is listed on a stock exchange, the fair market value shall be the closing price on the exchange as of the date of grant of the Option. The Option price shall be payable either:

               (1) in United States dollars upon exercise of the Option; or

               (2) such other consideration of comparable value deemed to be acceptable by the Committee, including without limitation, Common Stock, other securities, other Options or other property.

          c. Term and Other Conditions of Options. Notwithstanding anything to the contrary in this Plan or in any Options, no Incentive Stock Option granted pursuant to the Plan shall in any event be exercisable after the expiration of ten (10) years from the date such Option is granted, except that the term of an Incentive Stock Option granted to an Employee who, immediately before such Incentive Stock Option is granted, is a Shareholder-Employee, shall be for not more than five (5) years from the date of grant thereof. Subject to the foregoing and other applicable provisions of the Plan, including, but not limited to, subsection 6.e. herein, the term of each Option, and other conditions with respect to exercise, shall be determined by the Committee in its discretion. Except as
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     otherwise specifically provided in this Plan, all Options granted
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     hereunder:

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               (1) require that the Optionee maintain Continuous Status as an
          Employee from the date of grant through and including date of exercise; and

               (2) upon termination of the Optionee's Continuous Status as an Employee, the Options held by said Optionee shall terminate on said date, notwithstanding any contrary term in the Option, except as such term is consistent with this Plan.

          d. Manner of Exercise; Cashless Exercise. An Option shall be deemed to be exercised when written notice of exercise has been given to the Employer in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock subject to said notice. The Committee may, in its discretion, allow for the cashless exercise of an Option whereby an Optionee can exercise an Option or a portion thereof without making a direct payment of the Option price to the Employer. Any cashless exercise shall be subject to:

               (1) the requirements of Rule 16b-3, federal income tax laws, and any other applicable laws;

               (2) the terms of any written agreements executed in connection with the grant of any such Options; and

               (3) any procedures and policies established from time to time by the Committee.

          e. Death of Optionee. In the event of the death of an Optionee who, until death, had been in Continuous Status as an Employee since the date of grant of the Option, the Option shall terminate one year after the date of death of the Optionee or the expiration date otherwise provided in the Option agreement, whichever is earlier, but in no event sooner than three months following the Optionee's death. Any Option exercisable under this subsection 6.e., may be exercised by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee.

          f. Disability of Optionee. If an Optionee's Continuous Status as an Employee is terminated at any time during the Option period by reason of a disability (within the meaning of Section 22(e)(3) of the Code) any Incentive Stock Option then held by the Optionee shall terminate one year after the date of termination or, if earlier, the expiration date otherwise provided in the Option agreement. If the Optionee's Continuous Status as an Employee terminates by reason of disability, any Nonqualified Stock Option held by the Optionee shall terminate on the expiration date provided in the Options, or if no such date is

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     provided, then such Options shall terminate one year after the date of termination as an Employee.

          g. Termination of Status as an Employee. If an Optionee's Continuous Status as an Employee is terminated at any time after the grant of his Option for any reason other than death or disability, as provided in subsections 6.e and f. above, and not by reason of fraud or willful misconduct, as provided below, such Optionee's:

               (1) Incentive Stock Options shall terminate on the earlier of (i) the same day of the third month after the date of termination of his status as an Employee, or (ii) the expiration date otherwise provided in the Options;

               (2) Nonqualified Stock Options shall terminate on the expiration date provided in the Option, or if no such date is provided, then such Options shall terminate on the same day of the third month after the date of termination as an Employee.

          If an Optionee's Continuous Status as an Employee is terminated at any time after the grant of the Option by reason of fraud or willful misconduct, then all of the Employee's Options shall terminate on such termination date.

          h. Non-transferability of Options. No Option granted pursuant to the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          i. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Employer, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the price per share of Common Stock specified in each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that conversion of any convertible securities of the Employer shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

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          No Incentive Stock Option shall be adjusted by the Committee pursuant to this subsection 6.i. in a manner which causes the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

          Except as otherwise expressly provided in this subsection 6.i., no Optionee shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this subsection 6.i., any issue by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Options, and no adjustments in Options shall be made by reason thereof.
     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

          j. Date of Grant of Option. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Said date of grant shall be specified in the Option agreement.

          k. Conditions Upon Issuance of Shares. Shares of Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Employer with respect to such compliance.

          As a condition to the exercise of an Option, the Employer may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Employer, such a representation is required by any of the aforementioned relevant provisions of law.

          l. Change in Control. In the event of a Change in Control, all then outstanding Options shall become fully vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Employer or the Bank is merged into or consolidated with another corporation, or if the Employer or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless

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     provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Optionee shall be paid in cash an amount equal to the difference between the fair market value of the Common Stock subject to the Options as of the effective date of the such corporate event (determined by the Committee under subsection 6.b.) and the exercise price of the Options.

          m. Substitute Stock Options. In connection with the acquisition or proposed acquisition by the Employer or any Subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted Incentive Stock Options, the Committee is authorized to issue, in substitution of any such unexercised stock option, a new Option under this Plan which confers upon the Optionee substantially the same benefits as the old option; provided, however, that the issuance of any new Option for an old Incentive Stock Option shall satisfy the requirements of Section 424(a) of the Code.

          n. Tax Compliance. The Employer, in its sole discretion, may take any actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to:

              (1) withholding from any person exercising an Option a number of shares of Common Stock having a fair market value equal to the amount required to be withheld by Employer under applicable tax laws, and

              (2) withholding from any form of compensation or other amount due an Optionee or holder of shares of Common Stock issued upon exercise of an Option, any amount required to be withheld by Employer under applicable tax laws. Withholding or reporting shall be considered required for purposes of this subsection 6.n. if any tax deduction or other favorable tax treatment available to Employer is conditioned upon such reporting or withholding.

          o. Other Provisions. Option agreements executed pursuant to the Plan may contain such other provisions as the Committee shall deem advisable, provided in the case of Incentive Stock Options that the provisions are not

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     inconsistent with the provisions of Section 422(b) of the Code or with any of the other terms and conditions of this Plan.

          p. Director Options. Notwithstanding the terms and conditions set forth above in this section 6, no Director who is not also an Employee shall be granted an Incentive Stock Option. In addition, Nonqualified Stock Options granted to a Director who ceases to be a member of the Board of Employer or any Subsidiary shall be exercisable on such terms and conditions as the Committee shall determine.

          q. Stock Appreciation Rights. The Committee may, in its discretion and on such terms as it may decide which are not inconsistent with the Plan or any applicable law, award in any Option, stock appreciation rights ("SARs"). SARs shall provide at the Optionee's election but subject to its terms, for payment to the Optionee in cash, Common Stock or other property, in an amount equal to the appreciation in the Option, where that payment is exchanged for the Option.

     7. Term of the Plan. The Plan shall become effective (and grants of Options may thereafter be made) on the date of adoption of the Plan by the Board or the date of shareholder approval of the Plan as provided in Section 9 of the Plan, whichever is earlier. Any Option granted prior to shareholder approval is fully contingent on such approval being obtained, and shall become void ab initio if shareholder approval is not timely obtained. Unless sooner terminated as provided in subsection 8.a. of the Plan, the Plan shall terminate (and grants of Options may not thereafter be made) on the tenth anniversary of its effective date; provided, that the Plan terms remain in effect as to any Option which was timely granted and which remains outstanding after the Plan terminates.

     8.   Amendment or Termination.

          a. Amendment or Termination of the Plan. The Board may terminate the Plan at any time. The Board may amend the Plan at any time and from time to time in such respects as the Board may deem advisable, except that, without approval of the holders of a majority of the outstanding shares of the Common Stock, no such revision or amendment shall:

              (1) increase the number of shares of Common Stock subject to the Plan other than in connection with an adjustment under subsection 6.i. of the Plan;

              (2) change the designation of the class of persons eligible to be granted Options, as provided in Section 5 of the Plan; or

              (3) make any other amendments to the Plan which would require shareholder approval under any applicable law or regulation.

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          b.  Amendment or Termination of Outstanding Options.  Except as
     otherwise provided in this Plan or in an Option, the Committee may retroactively or prospectively waive any condition or rights under, amend any terms of, or alter, accelerate, suspend, discontinue, cancel or terminate, any Option previously granted; provided, that if any such action would impair the rights of any Optionee or then holder of the Option, it shall have no effect without the consent of the affected Optionee or holder.

     9. Shareholder Approval. The Plan shall be subject to approval by a majority of the outstanding shares of Common Stock of the Employer present and entitled to vote at a duly convened meeting of the shareholders of the Employer.

                            CERTIFICATE OF ADOPTION

     I certify that the foregoing Plan was adopted by the Board of Directors of Heritage Financial Corporation, on _____________, 1997 and was approved by its shareholders on ______________, 1997.




                                              ----------------------------------
                                              Secretary

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